MERRILL LYNCH
GLOBAL BOND
FUND

For Investment and
Retirement



FUND LOGO




Annual Report

December 31, 1998


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.






Merrill Lynch
Global Bond Fund
For Investment
And Retirement
Box 9011
Princeton, NJ
08543-9011




Printed on post-consumer recycled paper




Merrill Lynch Global Bond Fund for Investment and Retirement


PORTFOLIO INFORMATION


Bar graph depicting Type of Issues* as a percentage of net assets
As of December 31, 1998

Telecommunications                         3.12%
US Government & Agency Obligations         7.32%
Special Purpose                            1.79%
Financial Services                        16.42%
Commercial Paper                           1.25%
Industrials                               12.71%
Sovereign Government Obligations          38.43%
Supranational                              7.20%
Banking                                   10.65%


Pie graph depicting Geographical Diversification* as a percentage of net assets As of December 31, 1998

Germany                                    8.03%
Finland                                    3.88%
Italy                                     10.09%
Greece                                     2.37%
Spain                                      1.73%
United Kingdom                            13.08%
France                                     4.25%
Denmark                                    8.07%
Japan                                     14.56%
Canada                                     6.15%
United States                             26.68%


Bar graph depicting Maturity of Investments* as a percentage of net assets As of December 31, 1998

5 yrs-10 yrs            26.54%
10 yrs+                 40.04%
0-1 yr                   0.22%
1 yr-5 yrs              33.20%


[FN]
*Percent of net assets may not equal 100%.



Merrill Lynch Global Bond Fund for Investment and Retirement
December 31, 1998


DEAR SHAREHOLDER


Fiscal Year in Review
For the fiscal year ended December 31, 1998, Merrill Lynch Global Bond Fund for Investment and Retirement's Class A, Class B, Class C and Class D Shares had total returns of +11.99%, +11.13%, +11.07% and +11.84%, respectively, compared to a +15.31% total return for the unmanaged J.P. Morgan Global Government Bond Index.

The Fund's fiscal year began with global markets still feeling the deflationary and recessionary impact of the Asian financial crisis. At this time, most of the Fund's investments were in corporate bonds, since we believed they would offer attractive total returns relative to government securities. However, Fund performance was negatively affected as corporate bond yields relative to government issues widened during the flight to quality that began in August when Russia devalued the ruble. Also, our investment in mortgage-backed securities hurt performance. As interest rates declined, the price of the securities would not appreciate beyond a certain point as a result of mortgage refinancings and paydowns.

During the 12-month period, our Japanese currency exposure was hedged back into US dollars, and our Japanese investments had a lower duration relative to the unmanaged benchmark J.P. Morgan Global Government Bond Index. We took this position because we believed that the yen would weaken relative to the US dollar and that Japanese interest rates could not decline much further. The currency strategy worked in our favor for most of the fiscal year, but hampered performance during the latter part of the year as the yen strengthened relative to the US dollar. On the other hand, the lower duration of our Japanese investments relative to the Index benefited the Fund as interest rates rose by 100 basis points (1.00%) or more in longer-dated securities during the fourth quarter of 1998.

During the global financial crisis of August and September, we began to improve the quality and liquidity of the Fund's holdings by buying fewer corporate bonds and more sovereign debt. In addition, as countries began to lower interest rates in September and October, we extended the duration of the Fund in order to seek to enhance returns.

The Fund's performance was enhanced through our overweighted duration in the European Monetary Union (EMU) countries relative to the benchmark index as interest rates declined prior to conversion to the euro. For non-EMU countries, we believed the United Kingdom possessed solid prospects for increased returns given the cuts in British interest rates and its inverted yield curve. We were confident that long-term interest rates would decline sharply given the country's economic weakness. Our exposure was primarily in securities with maturities under eight years, which rallied during the final quarter of 1998. In addition, we determined that our positions in variable rate securities in Greece would under-perform in this lower interest rate environment. We traded these securities for fixed-rate securities in the ten-year sector, which appreciated as interest rates fell and the Greek withholding tax on these securities was eliminated.


The Environment
The most significant development in global fixed-income markets during 1998 was the "flight to quality" that began in August, triggered by the financial crises in Russia and Brazil. Although decisive fiscal and monetary policy moves worldwide helped stabilize global markets and began to shrink risk premiums within a relatively short time frame, bond markets had not returned to pre-August levels by the end of the year. It was clear that reductions in interest rates would continue as long as markets were in disarray and global recessionary pressures persisted. In general, the market returned to a more stable posture by year-end, but with some volatility prompted by the exceptional strength of the US stock market, the ongoing problems in Brazil and the US/UK air strikes in Iraq. On the plus side, inflationary pressures were still non-existent as commodity prices came down to historic lows and growth began to moderate and taper off throughout the world. In this environment, we expect to maintain a conservative strategy regarding quality, but we plan to extend maturities because we believe interest rates will decline in the coming months.


Market Review
During the six months ended December 31, 1998, US Government bond prices appreciated dramatically. The long-term bond yields traded down from 5.70% in May to 5.10% by December. However, this decline in interest rates was very volatile. Third-quarter gross domestic product (GDP) growth was 3.9%, displaying that growth in the United States was still robust, but at a lower GDP rate than the 4.8% in the first quarter of 1998. Lower interest rates were making housing more affordable and unemployment was subdued as well. Commodity prices were reaching historic lows, especially for oil, which traded below $10 per barrel.


Merrill Lynch Global Bond Fund for Investment and Retirement
December 31, 1998


As of December 31, 1998, our US investments had an average duration of 9.4 years, since we expected the global recession to impact the US economy by the first half of 1999. We also believe that additional flights to quality could occur prompted by events in Brazil or in other emerging markets. In this environment, we believe it is important to focus on good-quality investments that offer a high degree of liquidity. Currently, we are not concerned about inflation, and there is no evidence that the global deflationary forces will subside in the near term.

In Canada, GDP growth was lower than expected in the third quarter of 1998, signifying that the economy was continuing to slow. The Bank of Canada raised interest rates 100 basis points in August to support the declining Canadian dollar, but this further dampened the domestic demand. In September, the central bank reversed its position somewhat and eased interest rates by 25 basis points, and also cut interest rates in October and November. If this trend continues, Canadian interest rates could decline at least another 100 basis points over the next six months.

The dominant story in Europe was the EMU and the 11 countries converging their currencies and interest rates as of January 1, 1999. The convergence rate was posted at 3.30%, and countries were working toward that rate during the latter part of 1998. Along the way, some countries voiced the need to lower the target rate in order to stimulate demand and growth in their respective economies and to raise employment. The resulting interest rate cuts reflected concerns among central banks that the global economy may be headed for a recession.

During the six-month period ended December 31, 1998, we maintained our position in Greece, a country that is expected to enter the EMU in the next round. Greece has managed its economy with responsible fiscal measures, and we anticipate lower interest rates there. We are also positive toward the United Kingdom and its prospect for entering the EMU. The inverted shape of the UK yield curve and high level of unemployment dictate taking positions with maturities of ten years or less.

Over the six months ended December 31, 1998, New Zealand and Australian currencies were hurt by falling commodity prices and Japan's recession. Since both countries are net exporters of commodities, the decline in prices hurt their economies. However, as the crisis subsided in early October, these currencies began to rally. As of December 31, 1998, we held an unhedged position in New Zealand.

In Japan, the yen started the six-month period by getting progressively weaker, hitting a low of YEN 147.26/US dollar on August 11, 1998. The yen then proceeded to appreciate and reached its strongest point in October after the announcement that a banking reform bill had passed. By December 31, 1998, the yen had reached YEN 112.75/US dollar. Looking ahead, we do not expect to see interest rates falling much further in Japan, but the economy is still resistant to improvement. We are underweighted in Japan relative to the benchmark index, and our position is hedged given our expectation that the yen will resume its weakening trend relative to the US dollar level over the next six months.


In Conclusion
We thank you for your continued investment in Merrill Lynch Global Bond Fund for Investment and Retire-ment, and we look forward to reviewing our outlook with you again in our next report to shareholders.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Harry Escobar)
Harry Escobar
Portfolio Manager



February 8, 1999



Harry Escobar has assumed the responsibilities for the day-to-day management of Merrill Lynch Global Bond Fund for Investment and Retirement. Mr. Escobar has been a Director (Global Fixed Income) of Merrill Lynch Asset Management, L.P. since August 1998. Previously, he was a senior vice president in the Fixed Income Group at Lehman Brothers, Inc. from 1991 to 1998.




Merrill Lynch Global Bond Fund for Investment and Retirement
December 31, 1998


PERFORMANCE DATA


About Fund Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Average Annual Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 12/31/98                       +11.99%         +7.51%
Five Years Ended 12/31/98                 + 5.31          +4.45
Ten Years Ended 12/31/98                  + 8.57          +8.13

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 12/31/98                       +11.13%         +7.13%
Five Years Ended 12/31/98                 + 4.50          +4.50
Ten Years Ended 12/31/98                  + 7.74          +7.74

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 12/31/98                       +11.07%        +10.07%
Inception (10/21/94)
through 12/31/98                          + 6.44         + 6.44

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 12/31/98                       +11.84%         +7.36%
Inception (10/21/94)
through 12/31/98                          + 7.07          +6.04

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



Merrill Lynch Global Bond Fund for Investment and Retirement
December 31, 1998


PERFORMANCE DATA (continued)


Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class A Shares and Class B Shares compared to growth of an investment in the JP Morgan Global Government Bond Index. Beginning and ending values are:

                                           12/88            12/98

ML Global Bond Fund++--
Class A Shares*                           $ 9,600         $21,840

ML Global Bond Fund++--
Class B Shares*                           $10,000         $21,072

JP Morgan Global Government
Bond Index++++                            $10,000         $23,858



A line graph depicting the growth of an investment in the Fund's Class C Shares and Class D Shares compared to growth of an investment in the JP Morgan Global Government Bond Index. Beginning and ending values are:

                                           12/88            12/98

ML Global Bond Fund++--
Class C Shares*                           $10,000         $12,991

ML Global Bond Fund++--
Class D Shares*                           $ 9,600         $12,789

JP Morgan Global Government
Bond Index++++                            $10,000         $14,390

[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of operations.
  ++ML Global Bond Fund invests in a global portfolio of debt instruments denominated in various currencies and multinational currency units.
++++This unmanaged Index is comprised of government bonds in the 13 largest bond markets, including the United States.

    Past performance is not predictive of future performance.




Merrill Lynch Global Bond Fund for Investment and Retirement
December 31, 1998


PERFORMANCE DATA (concluded)

Recent Performance Results*
                                                                             Ten Years/         Standardized
                                           12 Month         3 Month       Since Inception       30-Day Yield
                                         Total Return     Total Return      Total Return       As of 12/31/98
ML Global Bond Fund Class A Shares          +11.99%          +3.25%          +127.52%                4.09%
ML Global Bond Fund Class B Shares          +11.13           +3.05           +110.71                 3.48
ML Global Bond Fund Class C Shares          +11.07           +3.03           + 29.91                 3.43
ML Global Bond Fund Class D Shares          +11.84           +3.19           + 33.20                 3.85

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's ten-year/since inception periods are Class A & Class B Shares, for the ten years ended 12/31/98 and Class C & Class D Shares, from 10/21/94 to 12/31/98.


Merrill Lynch Global Bond Fund for Investment and Retirement
December 31, 1998

SCHEDULE OF INVESTMENTS
                           Face                                        Interest       Maturity        Value       Percent of
                          Amount         Long-Term Obligations           Rate           Date        (Note 1a)     Net Assets
Canada

Sovereign        NZ$   14,250,000    Canada Government Bond             6.625%      10/03/2007     $  7,667,436        4.09%
Government
Obligations

Supra-           C$     5,470,000    Interamerican Development Bank     7.25        11/03/2003        3,863,827        2.06
national

                                     Total Investments in Canada (Cost--$12,463,007)                 11,531,263        6.15

Denmark

Banking          US$    8,250,000    Den Danske Bank (a)                7.40         6/15/2010        8,499,480        4.53

Financial        DKr   42,216,000    Nykredit A/S                       6.00        10/01/2026        6,627,686        3.54
Services

                                     Total Investments in Denmark (Cost--$14,419,011)                15,127,166        8.07

Finland

Sovereign        Fim   19,000,000    Finnish Government Bond            7.25         4/18/2006        4,519,141        2.41
Government       YEN  271,000,000    Republic of Finland                6.00         1/29/2002        2,758,071        1.47
Obligations

                                     Total Investments in Finland (Cost--$6,485,751)                  7,277,212        3.88

France

Sovereign        ECU    2,185,000    Government of France               8.25         4/25/2022        3,835,695        2.05
Government
Obligations

Telecom-         Frf   20,800,000    France Telecom                     5.75         4/25/2007        4,119,284        2.20
munications

                                     Total Investments in France (Cost--$7,442,109)                   7,954,979        4.25

Germany

Banking          DM     4,250,000    Rheinische Hypbank AG              5.50        12/05/2001        2,693,878        1.44

Sovereign              13,700,000    Land Baden-Wuerttemberg            5.75         1/19/2028        8,997,101        4.80
Government
Obligations

Special                 5,350,000    European Credit Card
Purpose                              Offerings, Series A                5.25         6/18/2008        3,363,820        1.79

                                     Total Investments in Germany (Cost--$13,477,066)                15,054,799        8.03

Greece

Sovereign        GRD1,118,000,000    Hellenic Republic                  8.60         3/26/2008        4,445,638        2.37
Government
Obligations

                                     Total Investments in Greece (Cost--$4,335,927)                   4,445,638        2.37



Merrill Lynch Global Bond Fund for Investment and Retirement
December 31, 1998

SCHEDULE OF INVESTMENTS (continued)
                           Face                                        Interest       Maturity        Value       Percent of
                          Amount         Long-Term Obligations           Rate           Date        (Note 1a)     Net Assets
Italy

Sovereign      Lit 24,650,000,000    Buoni Poliennali Del Tesoro       10.00 %       8/01/2003     $ 18,916,228       10.09%
Government
Obligations

                                     Total Investments in Italy (Cost--$16,920,022)                  18,916,228       10.09

Japan

Sovereign      YEN  1,758,000,000    Japan Government Bond #155         4.60         3/20/2003       17,655,309        9.42
Government
Obligations

Supranational         930,000,000    African Development Bank           6.20         6/18/2002        9,640,508        5.14

                                     Total Investments in Japan (Cost--$25,803,157)                  27,295,817       14.56

Spain

Sovereign      ECU      2,600,000    Spanish Government Bonds           7.40         7/30/1999        3,242,385        1.73
Government
Obligations
                                     Total Investments in Spain (Cost--$3,155,456)                    3,242,385        1.73

United Kingdom

Financial      Pound    8,300,000    FP Finance PLC                     9.125            ++          15,349,748        8.19
Services    Sterling

Industrials             3,000,000    BAA PLC                            7.875        2/10/2007        5,707,759        3.05
                        1,000,000    BOC Group PLC                      7.25         6/07/2002        1,733,782        0.92
Telecommuni-            1,000,000    Vodafone Group PLC                 7.875       11/06/2001        1,732,656        0.92
cations

                                     Total Investments in the United Kingdom (Cost--$22,696,755)     24,523,945       13.08

United States

Banking          US$    7,500,000    Comerica Bank                      7.875        9/15/2026        8,769,975        4.68

Financial               3,000,000    Association Corp. N.A.,
Services                             Series 8                           7.375        6/11/2007        3,223,869        1.72
                        5,000,000    Mellon Capital II                  7.995        1/15/2027        5,559,300        2.97

Industrials      DM    10,600,000    Ford Motor Credit Co.              5.25         6/16/2008        6,582,689        3.51
                 US$   10,000,000    Phelps Dodge Corporation           7.125       11/01/2027        9,798,500        5.23

US                      1,960,000    Federal National Mortgage
Government                           Association                        5.25         1/15/2003        1,973,465        1.05
& Agency                2,990,000    United States Treasury Bonds       5.25        11/15/2028        3,061,012        1.63
Obligations             8,640,000    United States Treasury Notes       4.75        11/15/2008        8,707,478        4.64

                                     Total Investments in the United States (Cost--$45,893,066)      47,676,288       25.43

                                     Total Investments in Long-Term Obligations
                                     (Cost--$173,091,327)                                           183,045,720       97.64



Merrill Lynch Global Bond Fund for Investment and Retirement
December 31, 1998

SCHEDULE OF INVESTMENTS (concluded)
                           Face                                        Interest       Maturity        Value       Percent of
                          Amount         Short-Term Obligations          Rate           Date        (Note 1a)     Net Assets
United States

Commercial       US$   $2,347,000    General Motors Acceptance Corp.    5.13%        1/04/1999     $  2,347,000        1.25%
Paper*
                                     Total Investments in Short-Term Obligations (Cost--$2,347,000)   2,347,000        1.25


Total Investments (Cost--$175,438,327)                                                              185,392,720       98.89

Unrealized Depreciation on Forward Foreign Exchange Contracts**                                      (1,591,576)      (0.85)

Other Assets Less Liabilities                                                                         3,679,740        1.96
                                                                                                   ------------      -------
Net Assets                                                                                         $187,480,884      100.00%
                                                                                                   ============      =======


(a)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
 ++The security is a perpetual bond and has no stated maturity date.
  *Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.

 **Forward foreign exchange contracts as of December 31, 1998 were as follows:
                                                          Unrealized
                                         Expiration      Depreciation
   Foreign Currency Sold                    Date          (Note 1b)

   DM                   49,542,698      January 1999    $   (611,713)
   Pound Sterling        6,000,885      January 1999         (33,785)
   YEN               3,393,825,650      January 1999      (1,054,037)
                                                        ------------
   (US$ Commitment--$68,266,693)                        $ (1,699,535)
                                                        ============


                                                          Unrealized
                                         Expiration      Appreciation
   Foreign Currency Purchased               Date          (Note 1b)

   DM                   48,699,589      January 1999    $    100,096
   Pound Sterling        2,091,117      January 1999           7,863
                                                        ------------
   (US$ Commitment--$32,634,833)                        $    107,959
                                                        ------------
   Total Unrealized Depreciation on Forward
   Foreign Exchange Contracts--Net                      $ (1,591,576)
                                                        ============

   See Notes to Financial Statements.



Merrill Lynch Global Bond Fund for Investment and Retirement
December 31, 1998


FINANCIAL INFORMATION

Statement of Assets and Liabilities as of December 31, 1998
Assets:             Investments, at value (identified cost--$175,438,327) (Note 1a)                       $  185,392,720
                    Cash                                                                                         297,805
                    Foreign cash (Note 1c)                                                                           979
                    Receivables:
                      Interest                                                        $    4,366,000
                      Beneficial interest sold                                                89,468
                      Securities sold                                                         36,169           4,491,637
                                                                                      --------------
                    Prepaid registration fees and other assets (Note 1f)                                          18,783
                                                                                                          --------------
                    Total assets                                                                             190,201,924
                                                                                                          --------------

Liabilities:        Unrealized depreciation on forward foreign exchange
                    contracts (Note 1b)                                                                        1,591,576
                    Payables:
                      Dividends to shareholders (Note 1g)                                    450,775
                      Beneficial interest redeemed                                           275,799
                      Investment adviser (Note 2)                                            105,669
                      Distributor (Note 2)                                                    90,992             923,235
                                                                                      --------------
                    Accrued expenses and other liabilities                                                       206,229
                                                                                                          --------------
                    Total liabilities                                                                          2,721,040
                                                                                                          --------------

Net Assets:         Net assets                                                                            $  187,480,884
                                                                                                          ==============

Net Assets          Class A Shares of beneficial interest, $0.10 par value,
Consist of:         unlimited number of shares authorized                                                  $     272,168
                    Class B Shares of beneficial interest, $0.10 par value,
                    unlimited number of shares authorized                                                      1,144,898
                    Class C Shares of beneficial interest, $0.10 par value,
                    unlimited number of shares authorized                                                         19,130
                    Class D Shares of beneficial interest, $0.10 par value,
                    unlimited number of shares authorized                                                        504,506
                    Paid-in capital in excess of par                                                         213,239,892
                    Accumulated realized capital losses on investments and foreign
                    currency transactions--net (Note 5)                                                      (36,176,794)
                    Unrealized appreciation on investments and foreign currency
                    transactions--net                                                                          8,477,084
                                                                                                          --------------
                    Net assets                                                                            $  187,480,884
                                                                                                          ==============

Net Asset Value:    Class A--Based on net assets of $26,289,236 and 2,721,680 shares
                             of beneficial interest outstanding                                           $         9.66
                                                                                                          ==============
                    Class B--Based on net assets of $110,619,890 and 11,448,978 shares
                             of beneficial interest outstanding                                           $         9.66
                                                                                                          ==============
                    Class C--Based on net assets of $1,847,634 and 191,303 shares
                             of beneficial interest outstanding                                           $         9.66
                                                                                                          ==============
                    Class D--Based on net assets of $48,724,124 and 5,045,061 shares
                             of beneficial interest outstanding                                           $         9.66
                                                                                                          ==============


                    See Notes to Financial Statements.


Merrill Lynch Global Bond Fund for Investment and Retirement
December 31, 1998


FINANCIAL INFORMATION (continued)

Statement of Operations for the Year Ended December 31, 1998
Investment Income   Interest and discount earned (net of $6,471
(Notes 1d & 1e):    foreign withholding tax)                                                              $   13,423,673

Expenses:           Investment advisory fees (Note 2)                                 $    1,238,792
                    Account maintenance and distribution fees--Class B (Note 2)              969,992
                    Transfer agent fees--Class B (Note 2)                                    199,240
                    Account maintenance fees--Class D (Note 2)                               123,555
                    Accounting services (Note 2)                                             117,106
                    Professional fees                                                         80,635
                    Printing and shareholder reports                                          70,797
                    Registration fees (Note 1f)                                               64,264
                    Transfer agent fees--Class D (Note 2)                                     60,624
                    Custodian fees                                                            37,665
                    Trustees' fees and expenses                                               36,962
                    Transfer agent fees--Class A (Note 2)                                     31,680
                    Account maintenance and distribution fees--Class C (Note 2)               14,908
                    Transfer agent fees--Class C (Note 2)                                      2,890
                    Pricing services                                                           1,116
                    Other                                                                      5,540
                                                                                      --------------
                    Total expenses                                                                             3,055,766
                                                                                                          --------------
                    Investment income--net                                                                    10,367,907
                                                                                                          --------------

Realized &          Realized gain from:
Unrealized Gain       Investments--net                                                     2,745,098
(Loss) on             Foreign currency transactions--net                                   1,895,308           4,640,406
Investments &                                                                         --------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net                                                     9,710,424
(Notes 1b, 1c,        Foreign currency transactions--net                                  (2,602,534)          7,107,890
1e & 3):                                                                              --------------      --------------
                    Net realized and unrealized gain on investments and
                    foreign currency transactions                                                             11,748,296
                                                                                                          --------------
                    Net Increase in Net Assets Resulting from Operations                                  $   22,116,203
                                                                                                          ==============


                    See Notes to Financial Statements.


Merrill Lynch Global Bond Fund for Investment and Retirement
December 31, 1998


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                               For the Year Ended
                                                                                                  December 31,
Increase (Decrease) in Net Assets:                                                          1998                1997
Operations:         Investment income--net                                            $   10,367,907      $   17,327,991
                    Realized gain (loss) on investments and foreign currency
                    transactions--net                                                      4,640,406         (23,718,229)
                    Change in unrealized appreciation/depreciation on
                    investments and foreign currency transactions--net                     7,107,890             902,161
                                                                                      --------------      --------------
                    Net increase (decrease) in net assets resulting
                    from operations                                                       22,116,203          (5,488,077)
                                                                                      --------------      --------------

Dividends &         Investment income--net:
Distributions to      Class A                                                             (1,440,531)           (695,428)
Shareholders          Class B                                                             (6,208,193)         (3,018,723)
(Note 1g):            Class C                                                                (88,360)            (56,943)
                      Class D                                                             (2,630,823)           (740,128)
                    Return of capital--net:
                      Class A                                                                     --          (1,975,770)
                      Class B                                                                     --          (8,576,451)
                      Class C                                                                     --            (161,780)
                      Class D                                                                     --          (2,102,768)
                                                                                      --------------      --------------
                    Net decrease in net assets resulting from
                    dividends and distributions to shareholders                          (10,367,907)        (17,327,991)
                                                                                      --------------      --------------
Beneficial          Net decrease in net assets derived from beneficial
Interest            interest transactions                                                (64,457,478)       (212,434,471)
Transactions                                                                          --------------      --------------
(Note 4):

Net Assets:         Total decrease in net assets                                         (52,709,182)       (235,250,539)
                    Beginning of year                                                    240,190,066         475,440,605
                                                                                      --------------      --------------
                    End of year                                                       $  187,480,884      $  240,190,066
                                                                                      ==============      ==============


                    See Notes to Financial Statements.



Merrill Lynch Global Bond Fund for Investment and Retirement
December 31, 1998


FINANCIAL INFORMATION (continued)

Financial Highlights
                                                                                         Class A
The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                            For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                          1998        1997       1996         1995        1994
Per Share           Net asset value, beginning of year         $    9.12  $    9.56   $    9.54   $    8.96    $   10.03
Operating                                                      ---------  ---------   ---------   ---------    ---------
Performance:        Investment income--net                           .52        .54         .56         .59          .55
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                .54       (.44)        .02         .58        (1.07)
                                                               ---------  ---------   ---------   ---------    ---------
                    Total from investment operations                1.06        .10         .58        1.17         (.52)
                                                               ---------  ---------   ---------   ---------    ---------
                    Less dividends and distributions:
                      Investment income--net                        (.52)      (.14)       (.56)       (.39)        (.24)
                      Return of capital--net                          --       (.40)         --        (.20)        (.28)
                      In excess of realized gain on
                      investments--net                                --         --          --          --         (.03)
                                                               ---------  ---------   ---------   ---------    ---------
                    Total dividends and distributions               (.52)      (.54)       (.56)       (.59)        (.55)
                                                               ---------  ---------   ---------   ---------    ---------
                    Net asset value, end of year               $    9.66  $    9.12   $    9.56   $    9.54    $    8.96
                                                               =========  =========   =========   =========    =========

Total Investment    Based on net asset value per share            11.99%      1.19%       6.42%      13.39%       (5.29%)
Return:*                                                       =========  =========   =========   =========    =========

Ratios to Average   Expenses                                        .92%       .96%        .87%        .86%         .84%
Net Assets:                                                    =========  =========   =========   =========    =========
                    Investment income--net                         5.57%      5.83%       6.02%       6.31%        5.84%
                                                               =========  =========   =========   =========    =========

Supplemental        Net assets, end of year
Data:               (in thousands)                             $  26,289  $  27,522   $  72,876   $  85,610    $  90,823
                                                               =========  =========   =========   =========    =========
                    Portfolio turnover                           129.20%    699.63%    1234.05%     512.75%      405.00%
                                                               =========  =========   =========   =========    =========

                   *Total investment returns exclude the effects of sales loads.

                    See Notes to Financial Statements.



Merrill Lynch Global Bond Fund for Investment and Retirement
December 31, 1998


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
                                                                                         Class B
The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                            For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                          1998        1997       1996         1995        1994
Per Share           Net asset value, beginning of year         $    9.12  $    9.56   $    9.54   $    8.96    $   10.03
Operating                                                      ---------  ---------   ---------   ---------    ---------
Performance:        Investment income--net                           .45        .47         .49         .51          .47
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                .54       (.44)        .02         .58        (1.07)
                                                               ---------  ---------   ---------   ---------    ---------
                    Total from investment operations                 .99        .03         .51        1.09         (.60)
                                                               ---------  ---------   ---------   ---------    ---------
                    Less dividends and distributions:
                      Investment income--net                        (.45)      (.13)       (.49)       (.34)        (.20)
                      Return of capital--net                          --       (.34)         --        (.17)        (.24)
                      In excess of realized gain on
                      investments--net                                --         --          --          --         (.03)
                                                               ---------  ---------   ---------   ---------    ---------
                    Total dividends and distributions               (.45)      (.47)       (.49)       (.51)        (.47)
                                                               ---------  ---------   ---------   ---------    ---------
                    Net asset value, end of year               $    9.66  $    9.12   $    9.56   $    9.54    $    8.96
                                                               =========  =========   =========   =========    =========

Total Investment    Based on net asset value per share            11.13%       .41%       5.60%      12.52%       (6.01%)
Return:*                                                       =========  =========   =========   =========    =========

Ratios to Average   Expenses                                       1.71%      1.73%       1.65%       1.64%        1.61%
Net Assets:                                                    =========  =========   =========   =========    =========
                    Investment income--net                         4.80%      5.07%       5.25%       5.56%        5.06%
                                                               =========  =========   =========   =========    =========

Supplemental        Net assets, end of year
Data:               (in thousands)                             $ 110,620  $ 160,571   $ 347,529   $ 540,887    $ 700,995
                                                               =========  =========   =========   =========    =========
                    Portfolio turnover                           129.20%    699.63%    1234.05%     512.75%      405.00%
                                                               =========  =========   =========   =========    =========

                   *Total investment returns exclude the effects of sales loads.

                    See Notes to Financial Statements.



Merrill Lynch Global Bond Fund for Investment and Retirement
December 31, 1998


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
                                                                                    Class C
                                                                                                               For the
                                                                                                                Period
The following per share data and ratios have been derived                                                      Oct. 21,
from information provided in the financial statements.                                                        1994++ to
                                                                        For the Year Ended December 31,        Dec. 31,
Increase (Decrease) in Net Asset Value:                          1998       1997         1996        1995         1994
Per Share           Net asset value, beginning of period       $    9.12  $    9.56   $    9.54   $    8.96    $    9.21
Operating                                                      ---------  ---------   ---------   ---------    ---------
Performance:        Investment income--net                           .45        .46         .48         .51          .09
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                .54       (.44)        .02         .58         (.25)
                                                               ---------  ---------   ---------   ---------    ---------
                    Total from investment operations                 .99        .02         .50        1.09         (.16)
                                                               ---------  ---------   ---------   ---------    ---------
                    Less dividends and distributions:
                      Investment income--net                        (.45)      (.12)       (.48)       (.34)        (.03)
                      Return of capital--net                           --      (.34)         --        (.17)        (.05)
                      In excess of realized gain on
                      investments--net                                --         --          --          --         (.01)
                                                               ---------  ---------   ---------   ---------    ---------
                    Total dividends and distributions               (.45)      (.46)       (.48)       (.51)        (.09)
                                                               ---------  ---------   ---------   ---------    ---------
                    Net asset value, end of period             $    9.66  $    9.12   $    9.56   $    9.54    $    8.96
                                                               =========  =========   =========   =========    =========

Total Investment    Based on net asset value per share            11.07%       .33%       5.51%      12.44%       (1.73%)+++
Return:**                                                      =========  =========   =========   =========    =========

Ratios to Average   Expenses                                       1.75%      1.82%       1.73%       1.71%        1.69%*
Net Assets:                                                    =========  =========   =========   =========    =========

                    Investment income--net                         4.74%      4.94%       5.16%       5.44%        5.20%*
                                                               =========  =========   =========   =========    =========

Supplemental        Net assets, end of period
Data:               (in thousands)                             $   1,848  $   2,284   $   9,351   $   8,468    $   3,614
                                                               =========  =========   =========   =========    =========
                    Portfolio turnover                           129.20%    699.63%    1234.05%     512.75%      405.00%
                                                               =========  =========   =========   =========    =========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of operations.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



Merrill Lynch Global Bond Fund for Investment and Retirement
December 31, 1998


FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
                                                                                    Class D
                                                                                                               For the
                                                                                                                Period
The following per share data and ratios have been derived                                                      Oct. 21,
from information provided in the financial statements.                                                        1994++ to
                                                                        For the Year Ended December 31,        Dec. 31,
Increase (Decrease) in Net Asset Value:                          1998       1997         1996        1995         1994
Per Share           Net asset value, beginning of period       $    9.11  $    9.55   $    9.54   $    8.96    $    9.21
Operating                                                      ---------  ---------   ---------   ---------    ---------
Performance:        Investment income--net                           .50        .51         .54         .56          .10
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                .55       (.44)        .01         .58         (.25)
                                                               ---------  ---------   ---------   ---------    ---------
                    Total from investment operations                1.05        .07         .55        1.14         (.15)
                                                               ---------  ---------   ---------   ---------    ---------
                    Less dividends and distributions:
                      Investment income--net                        (.50)      (.13)       (.54)       (.37)        (.04)
                      Return of capital--net                          --       (.38)         --        (.19)        (.05)
                      In excess of realized gain on
                      investments--net                                --         --          --          --         (.01)
                                                               ---------  ---------   ---------   ---------    ---------
                    Total dividends and distributions               (.50)      (.51)       (.54)       (.56)        (.10)
                                                               ---------  ---------   ---------   ---------    ---------
                    Net asset value, end of period             $    9.66  $    9.11   $    9.55   $    9.54    $    8.96
                                                               =========  =========   =========   =========    =========

Total Investment     Based on net asset value per share            11.84%       .94%       6.05%      13.11%       (1.62%)+++
Return:**                                                      =========  =========   =========   =========    =========

Ratios to Average   Expenses                                       1.17%      1.19%       1.08%       1.11%        1.12%*
Net Assets:                                                    =========  =========   =========   =========    =========
                    Investment income--net                         5.32%      5.66%       5.74%       6.07%        5.81%*
                                                               =========  =========   =========   =========    =========

Supplemental        Net assets, end of period
Data:               (in thousands)                             $  48,724  $  49,813   $  45,685   $   5,665    $   1,755
                                                               =========  =========   =========   =========    =========
                    Portfolio turnover                           129.20%    699.63%    1234.05%     512.75%      405.00%
                                                               =========  =========   =========   =========    =========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of operations.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



Merrill Lynch Global Bond Fund for Investment and Retirement
December 31, 1998


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Global Bond Fund for Investment and Retirement (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees of the primary market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Other investments, including futures contracts and related options, are stated at market value or otherwise at the fair value at which it is expected they may be resold, as determined in good faith by or under the direction of the Board of Trustees. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts as a hedge against adverse changes in interest rates. A futures contract is an agreement between two parties to buy and sell a security, respectively, for a set price on a future date. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.


Merrill Lynch Global Bond Fund for Investment and Retirement
December 31, 1998


NOTES TO FINANCIAL STATEMENTS (continued)


When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. A portion of the ordinary income distributions paid by the Fund during the year ended December 31, 1997 is characterized as a return of capital.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 0.60%, on an annual basis, of the average daily value of the Fund's net assets.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                  Account
                                Maintenance     Distribution
                                    Fee              Fee

Class B                             0.25%            0.50%
Class C                             0.25%            0.55%
Class D                             0.25%           --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.


Merrill Lynch Global Bond Fund for Investment and Retirement
December 31, 1998


For the year ended December 31, 1998, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                       MLFD         MLPF&S

Class A                               $    8       $     79
Class D                               $  304       $  3,422

For the year ended December 31, 1998, MLPF&S received contingent deferred sales charges of $121,648 and $283 relating to transactions in Class B and Class C Shares, respectively.

During the year ended December 31, 1998, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, $411 for security price quotations to compute the net asset value of the Fund.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of MLAM, PSI, PFD, FDS, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1998 were $245,878,642 and $309,126,478, respectively.

Net realized gains (losses) for the year ended December 31, 1998 and net unrealized gains (losses) as of December 31, 1998 were as follows:


                                  Realized         Unrealized
                                Gains (Losses)   Gains (Losses)
Investments:
  Long-term                      $  2,359,262   $  9,954,393
  Short-term                            1,563             --
Financial futures contracts           384,273             --
                                 ------------   ------------
Total investments                   2,745,098      9,954,393
                                 ------------   ------------
Currency transactions:
  Options written                   (233,693)             --
  Options purchased                 (180,639)             --
  Foreign currency
  transactions                        782,435        114,267
Forward foreign exchange
  contracts                         1,527,205     (1,591,576)
                                 ------------   ------------
Total currency transactions         1,895,308     (1,477,309)
                                 ------------   ------------
Total                            $  4,640,406   $  8,477,084
                                 ============   ============



As of December 31, 1998, net unrealized appreciation for Federal income tax purposes aggregated $9,901,116, of which $11,205,136 related to appreciated securities and $1,304,020 related to depreciated securities. The aggregate cost of investments at December 31, 1998 for Federal income tax purposes was $175,491,604.

Transactions in options written for the year ended December 31, 1998, were as follows:


                               Nominal Value
                             Covered by Written    Premiums
Call Options Written              Options          Received

Outstanding call options
written, beginning of year                 --             --
Options written               $ 5,935,632,875   $    797,467
Options exercised              (1,864,574,000)      (105,964)
Options expired                (4,071,058,875)      (691,503)
                              ---------------   ------------
Outstanding call options
written, end of year          $            --   $         --
                              ===============   ============


                                Nominal Value
                              Covered by Written   Premiums
Put Options Written                Options         Received

Outstanding put options
written, beginning of year                 --             --
Options written                 $ 594,204,890   $    485,472
Options exercised                 (59,149,052)       (47,580)
Options expired                  (535,055,838)      (437,892)
                                -------------   ------------
Outstanding put options
written, end of year            $          --   $         --
                                =============   ============

4. Beneficial Interest Transactions:
Net decrease in net assets derived from beneficial interest transactions was $64,457,478 and $212,434,471 for the years ended
December 31, 1998 and December 31, 1997, respectively.

Transactions in shares of capital for each class were as follows:


Class A Shares for the
Year Ended                                          Dollar
December 31, 1998                     Shares        Amount

Shares sold                           627,002   $  5,905,680
Shares issued to share-
holders in reinvestment of
dividends                              81,606        765,110
                                 ------------   ------------
Total issued                          708,608      6,670,790
Shares redeemed                    (1,006,080)    (9,387,918)
                                 ------------   ------------
Net decrease                         (297,472)  $ (2,717,128)
                                 ============   ============


Merrill Lynch Global Bond Fund for Investment and Retirement
December 31, 1998


NOTES TO FINANCIAL STATEMENTS (concluded)



Class A Shares for the
Year Ended                                          Dollar
December 31, 1997                     Shares        Amount

Shares sold                         3,694,319   $ 33,685,367
Shares issued to share-
holders in reinvestment of
dividends                             180,724      1,638,796
                                 ------------   ------------
Total issued                        3,875,043     35,324,163
Shares redeemed                    (8,482,776)   (77,078,971)
                                 ------------   ------------
Net decrease                       (4,607,733)  $(41,754,808)
                                 ============   ============


Class B Shares for the
Year Ended                                          Dollar
December 31, 1998                     Shares        Amount

Shares sold                           712,547  $   6,697,291
Shares issued to share-
holders in reinvestment of
dividends                             388,224      3,636,446
                                 ------------  -------------
Total issued                        1,100,771     10,333,737
Automatic conversion
of shares                            (861,807)    (8,009,803)
Shares redeemed                    (6,398,617)   (59,593,100)
                                 ------------  -------------
Net decrease                       (6,159,653) $ (57,269,166)
                                 ============  =============


Class B Shares for the
Year Ended                                          Dollar
December 31, 1997                     Shares        Amount

Shares sold                           897,547  $   8,127,728
Shares issued to share-
holders in reinvestment of
dividends                             761,712      6,915,601
                                 ------------  -------------
Total issued                        1,659,259     15,043,329
Automatic conversion
of shares                          (2,417,865)   (22,283,071)
Shares redeemed                   (17,995,131)  (163,058,496)
                                 ------------  -------------
Net decrease                      (18,753,737) $(170,298,238)
                                 ============  =============


Class C Shares for the
Year Ended                                          Dollar
December 31, 1998                     Shares        Amount

Shares sold                           202,335   $  1,890,629
Shares issued to share-
holders in reinvestment of
dividends                               6,983         65,483
                                 ------------   ------------
Total issued                          209,318      1,956,112
Shares redeemed                      (268,515)    (2,499,193)
                                 ------------   ------------
Net decrease                          (59,197)  $   (543,081)
                                 ============   ============

Class C Shares for the
Year Ended                                          Dollar
December 31, 1997                     Shares        Amount

Shares sold                           411,159  $   3,761,283
Shares issued to share-
holders in reinvestment of
dividends                              16,571        150,469
                                 ------------  -------------
Total issued                          427,730      3,911,752
Shares redeemed                    (1,155,825)   (10,491,575)
                                 ------------  -------------
Net decrease                         (728,095) $  (6,579,823)
                                 ============  =============


Class D Shares for the
Year Ended                                          Dollar
December 31, 1998                     Shares        Amount

Shares sold                            92,117   $    866,710
Automatic conversion
of shares                             862,073      8,009,803
Shares issued to shareholders
in reinvestment of dividends          186,617      1,749,511
                                 ------------   ------------
Total issued                        1,140,807     10,626,024
Shares redeemed                    (1,560,809)   (14,554,127)
                                 ------------   ------------
Net decrease                         (420,002)  $ (3,928,103)
                                 ============   ============


Class D Shares for the
Year Ended                                          Dollar
December 31, 1997                     Shares        Amount

Shares sold                           350,683   $  3,202,335
Automatic conversion
of shares                           2,454,027     22,283,071
Shares issued to shareholders
in reinvestment of dividends          209,279      1,899,301
                                 ------------   ------------
Total issued                        3,013,989     27,384,707
Shares redeemed                    (2,331,059)   (21,186,309)
                                 ------------   ------------
Net increase                          682,930   $  6,198,398
                                 ============   ============


5. Capital Loss Carryforward:
At December 31, 1998, the Fund had a net capital loss carryforward of approximately $34,305,000, of which $23,791,000 expires in 2002 and $10,514,000 expires in 2005. This amount will be available to offset like amounts of any future taxable gains.




Merrill Lynch Global Bond Fund for Investment and Retirement
December 31, 1998

<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Merrill Lynch Global Bond Fund for
Investment and Retirement:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Global Bond Fund for Investment and Retirement as of December 31, 1998, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1998, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Global Bond Fund for Investment and Retirement as of December 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
February 12, 1999
</AUDIT-REPORT>



Merrill Lynch Global Bond Fund for Investment and Retirement
December 31, 1998


IMPORTANT TAX INFORMATION (unaudited)


During the 1998 calendar year, a portion of Merrill Lynch Global Bond Fund for Investment and Retirement's ordinary income was derived from foreign sources. The foreign source income has taxes associated with it that were paid by the Fund to various foreign jurisdictions. The Fund has qualified to `pass-through' the foreign taxes to its shareholders. Accordingly, you may elect to deduct your portion of the taxes in computing your individual taxable income. Alternatively, it may be beneficial for you to elect to forego the deduction and to take a credit against your tax liability. These deductions or credits may be subject to limitations under the tax law. Please consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Of the monthly cash distributions paid by the Fund during its taxable year ended December 31, 1998, 59.07% represents income from foreign sources. Additionally, the Fund incurred foreign taxes which it has elected to pass through to its shareholders. Your share of the Fund's total foreign taxes paid or withheld is .0624% multiplied by the cash distributions paid from January through December.

There were no long-term capital gains distributed during the 1998 calendar year.

Please retain this information for your records.



Merrill Lynch Global Bond Fund for Investment and Retirement
December 31, 1998


OFFICERS AND TRUSTEES


Arthur Zeikel, President and Trustee
Donald Cecil, Trustee
Roland M. Machold, Trustee
Edward H. Meyer, Trustee
Charles C. Reilly, Trustee
Richard R. West, Trustee
Edward D. Zinbarg, Trustee
Terry K. Glenn, Executive Vice President
Joseph T. Monagle, Jr., Senior Vice President
Donald C. Burke, Vice President
Gerald M. Richard, Treasurer
Robert Harris, Secretary


Custodian
State Street Bank and Trust Company
P.O. Box 351
225 Franklin Street
Boston, MA 02101

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863